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                                                      EXHIBIT 10.18


                COLLATERAL ASSIGNMENT OF INTELLECTUAL PROPERTY

            AGREEMENT made this 17th day of April, 1997, by and between QuietPower Systems, Inc. (the "Assignor") and QPS Bridge, LLC, as Agent of the Purchasers (the "Agent") for the benefit of the Purchasers (as defined in the Security Agreement referred to below).

                              W I T N E S S E T H:

            WHEREAS, Assignor and the Purchasers are parties to the Securities Purchase Agreement dated as of April 17, 1997 (said Agreement, as it hereafter may be amended or otherwise modified from time to time, being referred to as the "Purchase Agreement"), pursuant to which the Company has issued Senior Secured Promissory Notes (the "Notes") and executed a related Security Agreement dated as of April 17, 1997 (the "Security Agreement"), which provides that Assignor and the Agent shall execute this Assignment;

            WHEREAS, the Agent and the Company have executed an Intercreditor Agreement with DayStar Partners, L.P., as Agent for certain secured lenders, with respect to property which is subject to this Agreement;

            NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth and for good and valuable consideration the receipt and adequacy of which is hereby acknowledged, the parties agree as follows:

      1. Incorporation. This Assignment is made pursuant to and subject to the terms of the Purchase Agreement, the Notes and the Security Agreement, each of which is deemed incorporated herein by this reference and shall constitute part of this Assignment as if fully set forth herein. Capitalized terms used herein and not defined shall have the meanings set forth for such term in the Security Agreement.

      2. Collateral Assignment. Assignor hereby grants to the Agent a security interest in all of Assignor's entire right, title and interest in and to the patents and patent applications, which are part of the Collateral as set forth on Schedule A hereto. Upon an Event of Default (as defined in the Notes), Assignor conveys, sells, assigns, transfers and sets over to the Agent all of Assignor's entire right, title and interest in said Collateral. Upon an Event of Default, the Agent shall be entitled to exercise all remedies under the Notes and the Security Agreement with no further action required by any party.

      3. Termination of Agreement. Upon payment of all of the Obligations prior to an Event of Default, this Agreement shall be terminated by the terms hereof and the Agent shall execute such documents as the Company reasonably shall require to release all rights of the Agent and the Purchasers in the Collateral transferred hereby.

      4. Notices. All notices hereunder to the parties hereto shall be made in the manner and to the addresses specified in the Security Agreement.
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      5. Further Instruments. The parties agree to promptly execute and deliver all further instruments necessary or desirable to carry out the purposes of this Agreement.

      6. Schedules. The terms and conditions of the Schedules referred to herein are incorporated herein by this reference and shall constitute part of this Assignment as if fully set forth herein.

      7. Governing Law. This Agreement shall be governed by and construed in accordance with the law of the State of New York without giving effect to the principles of conflicts of law thereof.

      8. Headings. The headings in this Assignment are for purposes of reference only and shall not in any way limit or otherwise affect the meaning or interpretation of any of the terms hereof.

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            IN WITNESS WHEREOF, the parties have executed this Assignment as of the date first written above.

                                    ASSIGNOR:
                                    QUIETPOWER SYSTEMS, INC.


                                    By: /s/ Jonathan M. Charry
                                       ---------------------------------
                                       Title: President


                                    AGENT:
                                    QPS BRIDGE, LLC

                                    By: Andersen, Weinroth & Co., L.P., Manager


                                    By: /s/ Stephen Weinroth
                                       ---------------------------------
                                       Title: General Partner


State of New York, County of New York      ss.:

      On this 17th day of April 1997, before me personally appeared Jonathan Charry to me known and known to me to be the individual who executed the foregoing assignment on behalf of the Assignor and he thereupon duly acknowledged to me that he executed the same.


                                        /s/ Deborah A. Benish
                                        -----------------------------------
                                        Notary Public

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                                  Schedule A

Patent application filed with the U.S. Patent and Trademark Office on December 27, 1996, entitled "Method and Apparatus for Locating Partial Discharge in Electrical Transformers" (application number: 08/773,591).